UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company's telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated June 1, 2009, for the purpose of filing the financial statements and pro forma financial information required by item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a portfolio of two self storage facilities from Storage Partners of Alpharetta, LLC and Storage Partners of Powers Ferry Road, LLC (collectively, the “United Storage Portfolio”)in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying combined statement of revenue and certain operating expenses (the “Historical Summary”) of the properties located at Powers Ferry Road, Marietta, Georgia, and Jones Bridge Road, Alpharetta, Georgia, acquired from Storage Partners of Powers Ferry Road, LLC and Storage Partners of Alpharetta, LLC, respectively (collectively, the “United Storage Portfolio”) for the year ended December 31, 2008. The Historical Summary is the responsibility of the United Storage Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the registration statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the United Storage Portfolio’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined revenue and certain operating expenses described in Note 1 of the combined statement of revenue and certain operating expenses of the United Storage Portfolio for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland
August 11, 2009

UNITED STORAGE PORTFOLIO

COMBINED STATEMENT OF REVENUE AND

CERTAIN OPERATING EXPENSES

Year ended December 31, 2008

REVENUE
Net rental revenue	$1,196,881
Other operating income	80,974

Total revenue		$1,277,855

CERTAIN OPERATING EXPENSES
Property operating expenses	184,944
Salaries and related expenses	167,491
Marketing expense	32,093
Real estate taxes	153,063
Property insurance	17,140

Total certain operating expenses		554,731

Revenue in excess of certain operating expenses		$723,124

See notes to combined statement of revenue and certain operating expenses.

UNITED STORAGE PORTFOLIO

NOTES TO COMBINED STATEMENT OF REVENUE

AND CERTAIN OPERATING EXPENSES

December 31, 2008

Note 1. Organization and Basis of Presentation

The accompanying combined statement of revenue and certain operating expenses includes the revenue and certain operating expenses of properties located in Marietta, Georgia acquired from Storage Partners of Powers Ferry Road, LLC and Alpharetta, Georgia acquired from Storage Partners of Alpharetta, LLC (collectively, the “United Storage Portfolio”). Strategic Storage Trust, Inc. (the “Company”) acquired the United Storage Portfolio on June 1, 2009 for a total purchase price of $9.6 million, plus closing costs and acquisition fees. On the date of acquisition, the United Storage Portfolio contained 506 storage units in Marietta and 646 storage units in Alpharetta.

The accompanying combined statement of revenue and certain operating expenses (the “Historical Summary”) was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statement of revenue and certain operating expenses is not representative of the actual operations of the United Storage Portfolio for the period presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the United Storage Portfolio have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the United Storage Portfolio. Therefore the combined statement of revenue and certain operating expenses may not be comparable to a statement of operations for the United Storage Portfolio after their acquisition by the Company. Except as noted above, management of the United Storage Portfolio is not aware of any material factors relating to the United Storage Portfolio for the year ended December 31, 2008 that would cause the reported combined financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The combined statement of revenue and certain operating expenses has been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

Property Operations

Certain operating expenses represent the direct expenses of operating the United Storage Portfolio and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the United Storage Portfolio.

Use of Estimates

The preparation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America requires management of the United Storage Portfolio to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008 and the Six Months Ended June 30, 2009

The following unaudited pro forma consolidated statements of operations are based on the historical consolidated statements of operations of Strategic Storage Trust, Inc., a Maryland corporation (the “Company”) and the historical statements of operations of two self storage facilities purchased from Storage Partners of Alpharetta, LLC and Storage Partners of Powers Ferry Road, LLC on June 1, 2009. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2008 gives effect to this acquisition as if it was completed as of January 1, 2008. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2009 gives effect to this acquisition as if it was completed as of January 1, 2009.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2008 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s audited consolidated financials statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2008. The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2009 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended June 30, 2009 (“Second Quarter Form 10-Q”).

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

The Company did not present an unaudited pro forma balance sheet because the acquisition has been reflected in the Company’s Second Quarter Form 10-Q.

You should read the unaudited pro forma consolidated statements of operations set forth below in conjunction with the audited and unaudited consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2008

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note 2	Pro Forma Adjustments Note 3		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$363,006	$1,196,881	$—		$1,559,887
Ancilillary operating income	2,645	80,974	—		83,619

Total revenues	365,651	1,277,855	—		1,643,506

Operating expenses:
Property operating expenses	119,540	554,731	—		674,271
Property operating expenses-affiliates	54,485	—	172,671	1	227,156
General and adminstrative	1,247,654	—	—		1,247,654
Depreciation	111,256	—	251,738	2	362,994
Intangible amortization expense	148,735	—	—		148,735

Total operating expenses	1,681,670	554,731	424,409		2,660,810

Operating income (loss)	(1,316,019)	723,124	(424,409)		(1,017,304)
Other income (expense):
Interest expense	(141,555)	—	—		(141,555)
Deferred financing amortization expense	(88,427)	—	—		(88,427)
Interest income	27,126	—	—		27,126
Other financing costs	(48,490)	—	—		(48,490)
Property acquisition expenses - affiliates	—	—	(240,928)	3	(240,928)
Other property acquisition expenses	—	—	(105,983)	3	(105,983)
Other	(27,678)	—	—		(27,678)

Net loss	(1,595,043)	723,124	(771,320)		(1,643,239)
Less: Net loss attributable to the noncontrolling interest	90,750	—	(72,398)	4	18,352

Net loss attributable to Strategic Storage Trust, Inc.	$(1,504,293)	$723,124	$(843,718)		$(1,624,887)

Net loss per share - basic and diluted	$(2.50)				$(0.93)
Weighted average shares outstanding	601,403			5	1,746,812

See notes to unaudited pro forma consolidated statements of operations.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009

	Strategic Storage Trust, Inc. Historical	Facility Acquisition Note 2	Pro Forma Adjustments Note 3		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$1,382,006	$498,240	$—		$1,880,246
Ancilillary operating income	22,950	33,374	—		56,324

Total revenues	1,404,956	531,614	—		1,936,570

Operating expenses:
Property operating expenses	604,684	216,188	—		820,872
Property operating expenses-affiliates	233,243	—	71,897	1	305,140
General and adminstrative	901,307	—	—		901,307
Depreciation	382,244	—	104,891	2	487,135
Intangible amortization expense	301,802	—	—		301,802

Total operating expenses	2,423,280	216,188	176,788		2,816,256

Operating loss	(1,018,324)	315,426	(176,788)		(879,686)
Other income (expense):
Interest expense	(286,748)	—	—		(286,748)
Deferred financing amortization expense	(98,667)	—	—		(98,667)
Interest income	3,756	—	—		3,756
Property acquisition expenses - affiliates	(495,282)	—	—		(495,282)
Other property acquisition expenses	(1,051,449)	—	—		(1,051,449)
Other	(3,285)	—	—		(3,285)

Net loss	(2,949,999)	315,426	(176,788)		(2,811,361)
Less: Net loss attributable to the noncontrolling interest	16,892	—	(5,243)	4	11,649

Net loss attributable to Strategic Storage Trust, Inc.	$(2,933,107)	$315,426	$(182,031)		$(2,799,712)

Net loss per share - basic	$(0.85)				$(0.61)
Net loss per share - diluted	$(0.85)				$(0.61)
Weighted average shares outstanding - basic	3,447,868			5	4,593,277
Weighted average shares outstanding - diluted	3,451,231			5	4,596,640

See notes to unaudited pro forma consolidated statements of operations.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008 and the Six Months Ended June 30, 2009

Note 1. Acquisition

On June 1, 2009, the Company, through wholly-owned subsidiaries of the Company’s operating partnership closed on the purchase of two self storage facilities located in Marietta, Georgia (“Marietta Property”), and Alpharetta, Georgia (“Alpharetta Property”) (collectively, the “United Storage Portfolio”) from Storage Partners of Alpharetta, LLC and Storage Partners of Powers Ferry Road, LLC (collectively, the “Sellers”), unaffiliated third parties. The purchase price for the United Storage Portfolio was $9,600,000 plus closing costs and acquisition fees. The Company paid cash for the entire purchase price and paid its advisor $240,000 in acquisition fees in connection with this acquisition.

The Marietta Property is an approximately 500-unit self storage facility that sits on approximately 1.2 acres and contains approximately 52,000 rentable square feet of self storage space. The Alpharetta Property is an approximately 670-unit self storage facility that sits on approximately 3.8 acres and contains approximately 76,500 rentable square feet of self storage space.

Note 2. Statement of Operations – Completed Facility Acquisition

This acquisition was completed on June 1, 2009. Therefore, these historical amounts represent unaudited results of the United Storage Portfolio for the year ended December 31, 2008 and the six months ended June 30, 2009.

Note 3. Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the additional fees the Company’s advisor or its affiliates are entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one-twelfth of one-percent of average invested assets calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues received from the Company’s properties.

(2)	Adjustment reflects the depreciation expense resulting from the properties acquired on June 1, 2009. Such deprecation expense was based on a preliminary purchase price allocation of $2,120,000 to land, $6,948,000 to building and $532,000 to site improvements. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life. Depreciation expense on the purchase price allocated to site improvements is recognized using the straight-line method over a 10-year life. The purchase price allocation, and therefore depreciation expense, is preliminary and is subject to change.

(3)	Adjustment for the year ended December 31, 2008, reflects the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $240,928 (primarily consisting of $240,000 of acquisition fees) and other property acquisition expenses of $105,983, which are required to be expensed as incurred under SFAS No. 141(R) “Business Combinations”. No such adjustment for the six months ended June 30, 2009 was necessary as such amounts already have been expensed in the Company’s historical financial statements.

(4)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustment was based upon a monthly calculation of pro forma net income and pro forma shares outstanding.

(5)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period adjusted to give effect to the shares assumed to be issued had the acquisition been completed on January 1, 2008 or 2009, as applicable.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: August 14, 2009	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer